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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 29, 2004

                             AMERICAN SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)

          Georgia                        0-12456                 58-1098795
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(State or other jurisdiction        (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)

     470 East Paces Ferry Road, N.E.                                  30305
           Atlanta, Georgia
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (404) 261-4381

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached as Exhibit 99.1 is a copy of a press release of American Software, Inc, dated November 29, 2004, reporting American Software's financial results for the second quarter and year-to-date fiscal 2005. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) The following Exhibits are filed as part of this report:

Exhibit     No. Description
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99.1        Press Release of American Software, Inc., dated November 29, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN SOFTWARE, INC.
                                                     (Registrant)


Date:  November 29, 2004                         By: /s/ Vincent C. Klinges
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                                                     Vincent C. Klinges
                                                     Chief Financial Officer

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